                                                                   EXHIBIT 99.13

Republic Bank              NEIGHBORHOOD INNS OF CHICAGO                 8/18/98
                                Cash Flow Report
                             7/l/98 Through 7/31/98

                                                                          Page 1


                                                     7/1/98-
     Category Description                            7/31/98
--------------------------------------------------------------------------------
 INFLOWS

   501:
      Amex                                           25,055.12
      Cash Room Rev                                  22,176.11
      Diner's Club                                    2,790.92
      Discover                                        3,502.15
      Visa & MC                                      94,232.62
                                                    ----------
   TOTAL 501                                                         147,756.92
                                                                     ----------
 TOTAL INFLOWS                                                       147,756.92

 OUTFLOWS

   503:
      Refunds:
        Room Refunds               335.88
                               ----------
      TOTAL REFUNDS                                     335.88
                                                    ----------
   TOTAL 503                                                             335.88
     550:
      Hotel Tax                                      18,586.64
                                                    ----------

   TOTAL 550                                                          18,586.64
     605:
      Commission:
        Travel Agent Co          2,306.81
        Utell                       41.07
                               ----------
      TOTAL COMMISSION                                2,347.88
                                                    ----------

   TOTAL 605                                                           2,347.88
     709:
      Hotel Supplies:
        Amenities                  987.86
        Cleaning Sup             1,777.40
        Laundry Supp               644.44
                               ----------
      TOTAL HOTEL SUPPLIES                            3,409.70
                                                    ----------

   TOTAL 709                                                           3,409.70
   717:
      Maintenance:
        Repairs                    240.00
        Supplies                   315.79
                               ----------
      TOTAL MAINTENANCE                                 555.79
                                                    ----------

   TOTAL 717                                                             555.79
   718:
      Outside Service                                    12.00
                                                    ----------

   TOTAL 718                                                              12.00
   729:
      Scavenger                                         191.00
                                                    ----------

   TOTAL 729                                                             191.00
   804:
      Marketing Exp.:

Republic Bank              NEIGHBORHOOD INNS OF CHICAGO                 8/18/98
                                Cash Flow Report
                             7/l/98 Through 7/31/98
                                                                          Page 2

                                                     7/1/98-
     Category Description                            7/31/98
--------------------------------------------------------------------------------

     Media                        1,890.91
     Mktng Office Expense           105.00
     Mrktng Mngmnt                  834.00
     Prdctn & Crtv                  577.77
                               -----------
  TOTAL MARKETING EXP                               3,407.68
                                                  ----------

  TOTAL 804                                                           3,407.68
  811:
     Credit Cards:
       Credit Card Dis            2,825.03
                                ----------
     TOTAL CREDIT CARDS                             2,825.03
                                                  ----------

    TOTAL 811                                                          2,825.03
    819:
      Dues                                            147.81
                                                  ----------

    TOTAL 819                                                           147.81
    825:
      Rent on Equip                                   230.44
                                                  ----------

    TOTAL 825                                                           230.44
    826:
      Food Service:
         Brkfst Service           3,700.00
         Room Service             1,089.43
                                ----------

     TOTAL FOOD SERVICE                             4,789.43
                                                  ----------

    TOTAL 826                                                         4,789.43
    829:
      Health Insurance                              1,484.92
                                                  ----------

    TOTAL 829                                                         1,484.92
    830:
      Workmans Comp                                 1,547.00
                                                  ----------

    TOTAL 830                                                         1,547.00
    837:
      Licenses                                        135.00
                                                  ----------

    TOTAL 837                                                           135.00
    846:
      Office Expense:
         Supplies                   328.34
                                ----------

     TOTAL OFFICE EXPENSE                             328.34
                                                  ----------

    TOTAL 846                                                           328.34
    847:
      Parking Expense                               1,370.00
                                                  ----------

    TOTAL 847                                                         1,370.00
    848:
      Payroll Pro Exp                                 131.50
                                                  ----------

    TOTAL 848                                                           131.50
    852:
      Postage & Delivery                            1,153.92
                                                  ----------

Republic Bank              NEIGHBORHOOD INNS OF CHICAGO                 8/18/98
                                Cash Flow Report
                             7/l/98 Through 7/31/98
                                                                          Page 3

                                                     7/1/98-
     Category Description                            7/31/98
--------------------------------------------------------------------------------
 TOTAL 852                                                             1,153.92
 861:
   Payroll:
     Garnishment                    716.10
     Net Payroll                 30,706.86
                                ----------
  TOTAL PAYROLL                                     31,422.96
                                                   ----------

 TOTAL 861                                                            31,422.96
 871:
  Property Taxes                                     4,961.11
                                                   ----------

 TOTAL 871                                                             4,961.11
 873:
  Payroll Taxes                                     12,004.17
                                                   ----------

 TOTAL 873                                                            12,004.17
 875:
  Taxes:
     Maintenance Fee                 42.61
     Telecommunication              106.81
                                ----------

  TOTAL TAXES                                          149.42
                                                   ----------

 TOTAL 875                                                               149.42
 876:
  Telephone:
     1-800 Serv.                    963.42
     ATK Numbers                     94.59
     Long Distance                  523.68
                                ----------

  TOTAL TELEPHONE                                    1,581.69
                                                   ----------

 TOTAL 876                                                             1,581.69
 877:
  Cable Television                                     489.11
                                                   ----------

 TOTAL 877                                                               489.11
 878:
  Cable Music                                           38.97
                                                   ----------

 TOTAL 878                                                                38.97
 882:
  Utilities:
     Electric                     5,247.11
     Gas-Broker                     431.66
     Gas-Peoples                    638.26
     Water                          959.19
                                ----------

  TOTAL UTILITIES                                    7,276.22
                                                   ----------

 TOTAL 882                                                             7,276.22
 Meeting Expense                                                         104.77
 Newspapers                                                              588.07
                                                                     ----------
TOTAL OUTFLOWS                                                       101,606.45

                                                                     ----------
OVERALL TOTAL                                                         46,150.47
                                                                     ==========

PBI Checkbook              NEIGHBORHOOD INNS OF CHICAGO                 8/20/98
                                Cash Flow Report
                             7/l/98 Through 7/31/98
                                                                          Page 1

                                                     7/1/98-
     Category Description                            7/31/98
--------------------------------------------------------------------------------

INFLOWS

 501:
   Amex                                              23,735.29
   Cash Room Rev                                     16,914.10
   Diners Club                                        2,037.71
   Discover                                           7,552.53
   Visa&MC                                           88,542.28
                                                    ----------

 TOTAL 501                                                          138,781.91
                                                                    ----------

TOTAL INFLOWS                                                       138,781.91

OUTFLOWS

 110:
   Cash In                                           (5,872.38)
   Cash Out                                           5,872.38
                                                    ----------

 TOTAL 110                                                                0.00
 703:
   Cable Television                                   1,163.34
                                                    ----------

 TOTAL 703                                                            1,163.34
 708:
   Food Service:
        Breakfast Serv           4,760.03
                               ----------

   TOTAL FOOD SERVICE                                 4,760.03
                                                    ----------

 TOTAL 708                                                            4,760.03
 709:
   Hotel Supplies:
        Amenities                  370.84
        Cleaning Supp.             566.88
        Laundry Supp.              942.94
                               ----------

   TOTAL HOTEL SUPPLIES                               1,880.66
                                                    ----------

 TOTAL 709                                                            1,880.66
 713:
   Linens                                             2,211.98
                                                    ----------

 TOTAL 713                                                            2,211.98
 716:
   Elevator
        Elevator Maintenance       125.00
                               ----------

   TOTAL ELEVATOR                                       125.00
                                                    ----------

 TOTAL 716                                                              125.00
 717:
   Maint & Repair:
        Equipment                  952.20
        Repairs                    152.66
        Supplies                   765.08
                               ----------

   TOTAL MAINT & REPAIR                               1,869.94
                                                    ----------

 TOTAL 717                                                            1,869.94
 727:
   Payroll:

PBI Checkbook              NEIGHBORHOOD INNS OF CHICAGO                 8/20/98
                                Cash Flow Report
                             7/l/98 Through 7/31/98
                                                                          Page 2

                                                     7/1/98-
     Category Description                            7/31/98
--------------------------------------------------------------------------------

        Administrative            7,432.11
        Front Desk                7,357.83
        Garnishment               1,593.48
        Housekeeping              7,599.25
        Maintenance               2,994.43
                                ----------

  TOTAL PAYROLL                                     26,977.10
                                                   ----------

TOTAL 727                                                            26,977.10
728:
  Contract Labor                                     2,144.25
                                                   ----------

TOTAL 728                                                             2,144.25
729:
  Scavenger                                            170.00
                                                   ----------

TOTAL 729                                                               170.00
804:
  Marketing Exp.:
        Crtve&Prdctn                349.41
        Direct Mrktng               228.33
        Media Expense             1,890.91
        Mktng Mgmnt               1,668.00
                                ----------


  TOTAL MARKETING EXP                                4,136.65
                                                   ----------

TOTAL 804                                                             4,136.65
806:
  Commissions:
        Travel Agent Co             780.59
        Utell Int'l                 317.84
                                ----------

  TOTAL COMMISSIONS                                  1,098.43
                                                   ----------

TOTAL 806                                                             1,098.43
811:
  Credit Card Fee:
        Discount Fees             2,924.70
                                ----------

  TOTAL CREDIT CARD FEE                              2,924.70
                                                   ----------

TOTAL 811                                                             2,924.70
819:
  Dues                                                  52.00
  Newspapers                                           535.06
                                                   ----------

TOTAL 819                                                               587.06
828:
  Insurance:
        Health Insurance          1,410.24
        Workmans Comp             1,285.00
                                ----------

  TOTAL INSURANCE                                    2,695.24
                                                   ----------

TOTAL 828                                                             2,695.24
842:
  Office Expense:
        Equipment                27,684.57
        Office PR Exp.              210.00
        Supplies                    582.78
                                ----------

  TOTAL OFFICE EXPENSE                              28,477.35

PBI Checkbook              NEIGHBORHOOD INNS OF CHICAGO                 8/20/98
                                Cash Flow Report
                             7/l/98 Through 7/31/98
                                                                          Page 3

                                                     7/1/98-
     Category Description                            7/31/98
--------------------------------------------------------------------------------

                                                     ----------

TOTAL 842                                                             28,477.35
847:
   Parking:
        Parking Sticker           7,000.00
                                ----------

   TOTAL Parking                                    7,000.00
                                                  ----------

TOTAL 847                                                              7,000.00
848:
   Payroll Pro Exp                                    110.30
                                                  ----------

TOTAL 848                                                                110.30
852:
   Postage & Delivery                               1,176.35
                                                  ----------

TOTAL 852                                                              1,176.35
855:
   Prof Fees Other                                     25.00
                                                  ----------

TOTAL 855                                                                 25.00
860:
   Rent:
        Equipment                    82.96
                                ----------

   TOTAL RENT                                          82.96
                                                  ----------

TOTAL 860                                                                 82.96
870:
   Taxes:
        City Tax                  3,927.00
        Maintenance Fee              52.00
        Payroll                   9,719.24
        Property Escrow           3,304.01
        State Tax                15,247.00
        Telecommunication           130.00
                                ----------

   TOTAL TAXES                                     32,379.25
                                                  ----------

TOTAL 870                                                             32,379.25
876:
   Telephone:
        1-800 AT&T                  994.28
        Local Service               389.75
        Long Distance               356.01
                                ----------

   TOTAL TELEPHONE                                  1,740.04
                                                  ----------

TOTAL 876                                                              1,740.04
881:
   Utilities:
        Electric                  1,933.19
        Gas - Broker                512.04
        Gas - Peoples               767.82
        Water                       653.23
                                ----------

   TOTAL UTILITIES                                  3,866.28
                                                  ----------

TOTAL 881                                                              3,866.28
                                                                     ----------

TOTAL OUTFLOWS                                                       127,601.91

Republic Bank              NEIGHBORHOOD INNS OF CHICAGO                 8/19/98
                                Cash Flow Report
                             7/l/98 Through 7/31/98
                                                                          Page 1

                                                     7/1/98-
     Category Description                            7/31/98
--------------------------------------------------------------------------------

INFLOWS

     501:
       Amex Dep.                                    40,241.02
       Cash Room Rov                                16,887.52
       Diners Card Dep                               2,783.14
       Discover Dep.                                 8,036.86
       Mastercard & Visa                            93,263.89
                                                   ----------
     TOTAL 501                                                        161,212.43
                                                                      ----------
TOTAL INFLOWS                                                         161,212.43

OUTFLOWS

     317-03:
       Payroll Taxes                                 9,687.75
                                                   ----------
     TOTAL 317-03                                                        9,687.75
     503:
       Refunds:
          Parking Refund             3.25
          Room Refund              155.72
                               ----------
       TOTAL REFUNDS                                   158.97
                                                   ----------
     TOTAL 503                                                            158.97
     508:
       Vend & Ldry Rfnds                                 7.40
                                                   ----------
     TOTAL 508                                                              7.40
     550:
       City Tax                                      4,212.00
       State Tax                                    16,351.00
                                                   ----------
     TOTAL 550                                                         20,563.00
     601:
       Laundry Expense                                 260.00
       Vending                                         101.17
                                                   ----------
     TOTAL 601                                                            361.17
     610:
       Food Service:
          Breakfast Svc          6,206.89
          Room Service             408.54
                               ----------
       TOTAL FOOD SERVICE                            6,615.43
                                                   ----------
     TOTAL 610                                                          6,615.43
     707:
       Cable Music                                      38.97
       Cable Television                                609.71
                                                   ----------
     TOTAL 707                                                            648.68
     709:
       Decorating                                      193.07
                                                   ----------
     TOTAL 709                                                            193.07
     740:
       Hotel Supplies:

Republic Bank              NEIGHBORHOOD INNS OF CHICAGO                 8/19/98
                                Cash Flow Report
                             7/l/98 Through 7/31/98
                                                                          Page 2

                                                     7/1/98-
     Category Description                            7/31/98
--------------------------------------------------------------------------------


          Amenities                3,163.79
          Cleaning Suppls            555.49
          Laundry Suppls           1,183.75
                                 ----------
   TOTAL HOTEL SUPPLIES                              4,903.03
                                                   ----------
TOTAL 740                                                              4,903.03
748:
  Linens                                             1,664.18
                                                   ----------
TOTAL 748                                                              1,664.18
754:
  Elevator:
          Elevator Maint             125.00
                                 ----------
  TOTAL ELEVATOR                                       125.00
                                                   ----------
TOTAL 754                                                                125.00
757:
  Maint & Repair:
          Maint, Outside             636.00
          Repairs                    682.84
          Supplies                 1,070.95
                                 ----------
  TOTAL MAINT & REPAIR                               2,389.79
                                                   ----------
TOTAL 757                                                              2,389.79
775:
  Scavenger                                            160.00
                                                   ----------
Total 775                                                                160.00
780:
  Uniforms                                             148.41
                                                   ----------
TOTAL 780                                                                148.41
804:
  Marketing Exp.:
          Marketing Mngmt          1,668.00
          Media Expense            2,357.56
          Prod & Crtv Exp            577.77
          Promo & Events              19.25
                                 ----------
   TOTAL MARKETING EXP                               4,622.58
                                                   ----------
TOTAL 804                                                              4,622.58
806:
  Commission:
          Travel Agents            1,826.91
          Utell                      391.53
                                 ----------
   TOTAL COMMISSION                                  2,218.44
                                                   ----------
TOTAL 806                                                              2,218.44
811:
  Credit Card:
          Discount Fees            3,270.74
                                 ----------
   TOTAL CREDIT CARD                                 3,270.74
                                                   ----------
TOTAL 811                                                              3,270.74

Republic Bank              NEIGHBORHOOD INNS OF CHICAGO                 8/19/98
                                Cash Flow Report
                             7/l/98 Through 7/31/98
                                                                          Page 3

                                                     7/1/98-
     Category Description                            7/31/98
--------------------------------------------------------------------------------

819:
  Dues                                               (600.00)
                                                  ----------
TOTAL 819                                                       (600.00)
822:
  Dining & Entertainment                               45.00
                                                  ----------
TOTAL 822                                                         45.00
825:
  Rental Equip                                         62.22
                                                  ----------
TOTAL 825                                                         62.22
829:
  Health Insurance                                  2,849.97
                                                  ----------
TOTAL 829                                                      2,849.97
837:
  Licenses-Permits                                     25.00
                                                  ----------
TOTAL 837                                                         25.00
841:
  Parking:
     Parking Rental                  97.00
     Parking Sticker              4,074.00
                                ----------
  TOTAL PARKING                                     4,171.00
                                                  ----------
TOTAL 841                                                      4,171.00
846:
  Office Expense:
     Computer Exp.                 (740.00)
     Misc. Expenses                 210.00
     Office Supplies                426.95
     Service Agrmts               1,249.50
                                ----------
  TOTAL OFFICE EXPENSE                              1,146.45
                                                  ----------
TOTAL 846                                                      1,146.45
847:
  Payroll Pro Exp                                     139.90
                                                  ----------
TOTAL 847                                                        139.90
852:
  Postage & Delivery                                  141.91
                                                  ----------
TOTAL 852                                                        141.91
855:
  Prof Fees Other                                      49.54
                                                  ----------
TOTAL 855                                                         49.54
871:
  Payroll:
     Administrative               6,801.89
     Front Desk                   7,725.13
     Housekeeping                 8,773.05
     Maintenance                  1,956.50
                                ----------
  TOTAL Payroll                                    25,256.57
                                                  ----------
TOTAL 871                                                     25,256.57

Republic Bank              NEIGHBORHOOD INNS OF CHICAGO                 8/19/98
                                Cash Flow Report
                             7/l/98 Through 7/31/98
                                                                          Page 4

                                                     7/1/98-
     Category Description                            7/31/98
--------------------------------------------------------------------------------
 878:
   Taxes:
    Maintenance Fee                  51.00
    Prprty Tax Escr               4,035.61
    Telecommunication               129.00
                                ----------
   TOTAL TAXES                                      4,215.61
                                                  ----------

 TOTAL 878                                                             4,215.61
 881:
   Telephone:
    1-800 Service                 1,350.97
    Long Distance                   363.62
                                ----------
   TOTAL TELEPHONE                                  1,714.59
                                                  ----------
 TOTAL 881                                                             1,714.59
 891:
   Electric                                         4,240.15
                                                  ----------
 TOTAL 891                                                             4,240.15
 893:
   Gas Utilities:
    Gas - Broker                    523.50
    Gas - Peoples                   789.42
                                ----------
   TOTAL GAS UTILITIES                              1,312.92
                                                  ----------
 TOTAL 893                                                             1,312.92
 895:
   Water                                              730.13
                                                  ----------
 TOTAL 895                                                               730.13
 Furn. & Appl.                                                           321.55
 Newspapers                                                              730.36
                                                                     ----------
TOTAL OUTFLOWS                                                       104,290.51

                                                                     ----------
OVERALL TOTAL                                                         56,921.92
                                                                     ==========